Exhibit 4.1

COMMON STOCK	COMMON STOCK

THLD

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 885807 10 7

This Certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

THRESHOLD PHARMACEUTICALS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL]
CHIEF FINANCIAL OFFICER, VICE PRESIDENT FINANCE AND OPERATIONS		CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC

TRANSFER AGENT AND RETISTRAR

AUTHORIZED SIGNATURE

THRESHOLD PHARMACEUTICALS, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporations’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT-		Custodian
TEN ENT-	as tenants by the entireties		(Cust)		(Minor)
JT TEN-	as joint tenants with		under Uniform Gifts to Minors
	right of survivorship and not as tenants in common		Act_________________________________________________ (State)
		UNIF TRF MIN ACT-		Custodian	(until age__________)
(Cust)

__________________________ under Uniform Transfers
(Minor)

to Minors Act ______________________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________________________________________ hereby sell, assign and transfer(s) unto ________________________________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.